           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


      FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this

"Amendment"), dated as of March 2, 1995, among THE OLSTEN

CORPORATION, a corporation organized under the laws of the State of

Delaware ("Olsten") and certain of its Subsidiaries signatory hereto

(collectively with Olsten, the "Co-Borrowers"), each of the banks which is a signatory hereto (individually, a "Bank", and

collectively, the "Banks") and THE CHASE MANHATTAN BANK, N.A., a

national banking association organized under the laws of the United

States of America, as agent for the Banks (in such capacity,

together with its successors in such capacity, the "Agent").


                                   RECITALS:
                                   --------

            The parties hereto entered into a certain Amended and

Restated Credit Agreement dated as of September 9, 1994 (the "Credit

Agreement").

      2.          The parties hereto desire to amend the Credit

Agreement in certain respects on the terms and conditions

hereinafter set forth.


      NOW, THEREFORE, the parties hereto agree as follows:

      3.          AMENDMENTS TO CREDIT AGREEMENT.

            1.1   Section 8.08(e) of the Credit Agreement is hereby

deleted in its entirety and the following is substituted in its place:

            "(e) quarterly, on or before the 28th day of each calendar month which immediately succeeds a fiscal quarter end of the Borrower, through the Termination Date, a duly completed and fully executed Borrowing Base Certificate for the last day of each such fiscal quarter, together with summary aging reports (including a breakdown of Medicare and Medicaid Receivables), in form and substance satisfactory to the Agent, provided that the foregoing certificate and reports relating to the fiscal quarter ending January 1, 1995 may be furnished directly to each of the Banks on or prior to March 31, 1995;"

            1.2   Section 9.04 of the Credit Agreement is hereby

deleted in its entirety and the following is substituted in its place:

            "Section 9.04. Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, assign, transfer or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of such Subsidiaries, receivables and leasehold interests), except: (a) for assets disposed of in the ordinary course of business; (b) the sale or other disposition of assets no longer used or useful in the conduct of its business; (c) that any Co-Borrower may sell, lease, assign, or otherwise transfer its assets to another Co-Borrower; (d) for dispositions of shares of capital stock in connection with a transaction permitted by Section 9.06; (e) sales or dispositions of assets in arm's length transactions provided that the aggregate net proceeds of all such sales shall not exceed $5,000,000 in any fiscal year (in addition to the transactions described in any of subsections (a)-(d), (f) or (g) of this Section 9.04); (f) the transactions described in Schedule V hereto; and (g) the sale of all of the issued and outstanding shares of capital stock of Healthcare Staff Resources, Inc. on or prior to March 10, 1995 by Kimberly Services, Inc. pursuant to a certain Stock Purchase and Sale Agreement (the "Stock Purchase Agreement") dated as of February 17, 1995 between Kimberly Services, Inc. and Careerstaff Unlimited, Inc., provided that no Default or Event of Default shall occur under or with respect to any other section of this Agreement as a result of or after giving effect to the consummation of the transactions contemplated by the Stock Purchase Agreement."

            1.3   Section 9.06 of the Credit Agreement is hereby

deleted in its entirety and the following is substituted in its place:

            "Section 9.06.  Mergers, Etc.  Merge or
            consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any person, or acquire all or substantially all of the assets or the business of any Person (or enter into any agreement to do any of the foregoing), or permit any of its Subsidiaries to do so except: (a) that any such Co-Borrower or Subsidiary may merge into or transfer assets to a Co-Borrower; (b) that a Co-Borrower may effect any Acceptable Acquisition permitted by Section 9.07 by means of a merger or otherwise provided that if such Acceptable Acquisition is effected by means of a merger, the Co-Borrower shall be the surviving entity, and further provided that in any merger transaction referenced in either
            (a) or (b) above involving Olsten, Olsten shall be the surviving entity; and (c) for a transaction permitted by Section 9.04 hereof."

            1.4   Effective upon (and assuming) the closing of the

transactions contemplated by the Stock Purchase Agreement on or prior to March 10, 1995, Healthcare Staff Resources, Inc.

("Healthcare Staff") shall be released as a Co-Borrower from the

Credit Agreement and neither it nor its properties shall thereafter be subject or subjected to the Credit Agreement.  Healthcare Staff's release as a Co-Borrower from the Credit Agreement shall be

evidenced from time to time by a certain Confirmation of Release,

substantially in the form attached hereto as Exhibit A (the

"Confirmation of Release"), which shall be executed and delivered by the Agent to Kimberly Services, Inc. at the request of the Co-

Borrowers.

      4.      CONDITION TO EFFECTIVENESS OF SECTIONS 1.2, 1.3 AND 1.4.

            4.    The Amendments to the Credit Agreement set forth in

Sections 1.2, 1.3 and 1.4 hereof shall only become effective and be deemed in effect upon the closing of the transactions contemplated by the Stock Purchase Agreement on or prior to March 10, 1995.

      5.      ADDITIONAL TERMS.

            3.1   The Co-Borrowers each hereby represent and warrant

to the Banks that (a) the execution, delivery and performance by each of the Co-Borrowers of this Amendment and the Stock Purchase

Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action, (b) the resolutions and corporate documents delivered to the Agent pursuant to Section 6.01(a)(ii) of the Credit

Agreement on the date thereof have not been amended, revoked or rescinded at any time on or subsequent to the date thereof and are in effect at the date hereof, and (c) after giving effect to the transactions contemplated hereby or referenced herein, the

representations and warranties in Article 7 of the Credit Agreement are true and correct on the date hereof as though made on and as of such date, and no event has occurred and is continuing, or will occur and be continuing after giving effect to the consummation of the transactions contemplated by the Stock Purchase Agreement, which constitutes or will constitute a Default or Event of Default.  The

Agent shall have received, on or before the date of this Amendment, a certificate of a duly authorized officer of each of the Co-

Borrowers, dated the date hereof, stating that the foregoing is true and correct.

            3.2    The parties hereto agree that all terms and

conditions of the Credit Agreement and the Facility Documents not

amended hereunder or pursuant hereto shall remain in full force and effect.

            3.3   All capitalized terms used herein and not defined

herein shall have the meanings given to them in the Credit

Agreement.

            3.4   This Amendment may be executed in any number of

counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

            3.5   This Amendment shall be governed by, and interpreted

and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have executed this

Amendment to be duly executed as of the day and year first above written.

      CO-BORROWERS:

        THE OLSTEN CORPORATION
        OLSTEN STAFFING SERVICES, INC.
        OLSTEN KIMBERLY QUALITYCARE, INC.
        OLSTEN CERTIFIED HEALTHCARE CORP.
        OLSTEN SERVICES OF NEW YORK, INC.
        OLSTEN OF WESTCHESTER, INC.
        OLSTEN SERVICES OF DELMAR, INC.
        OLS HOLDINGS, INC.
        OLSTEN HOME HEALTHCARE, INC.
        NEW YORK HEALTHCARE SERVICES, INC.
        ALL MEDICARE HOME HEALTH AGENCY, INC.

        AMERICAN HOME HEALTH CARE, INC.
        FLYING NURSES, INC.
        GOLD COAST SOUTH HOME HEALTH AGENCY, INC.
        GULF COAST HOME HEALTH SERVICES CENTRAL, INC.
        GULF COAST HOME HEALTH SERVICES EAST, INC.
        GULF COAST HOME HEALTH SERVICES NORTH, INC.
        GULF COAST HOME HEALTH SERVICES OF FLORIDA, INC.
        GULF COAST HOME HEALTH SERVICES SOUTH, INC.
        GULF COAST HOME HEALTH SERVICES SOUTHWEST, INC.
        GULF COAST HOME HEALTH SERVICES WEST, INC.
        HHC MANAGEMENT, INC.
        HEALTHCARE STAFF RESOURCES, INC.
        KIMBERLY HOME HEALTH CARE, INC.
        KIMBERLY QUALITY CARE INFUSION THERAPY SERVICES, INC.
        KIMBERLY SERVICES, INC.
        KIMBERLY SERVICES OF NEW YORK, INC.
        QC-MEDI CALIFORNIA, INC.
        QC MEDI-ILLINOIS, INC.
        QC MEDI-LOUISIANA, INC.
        QC-MEDI MASS, INC.
        QC-MEDI OF MICHIGAN, INC.
        QC-MEDI NEW YORK, INC.
        QC MEDI-TENN, INC.
        QUALITY CARE-USA, INC.
        QUALITY CARE, INC.
        QUALITY CARE HEALTH SERVICES, INC.
        QUALITY CARE HOME HEALTH, INC.
        QUALITY CARE OF CONNECTICUT, INC.
        QUALITY CARE SERVICE CORP.
        RAINIER HOME HEALTH CARE, INC.
        SUPERIOR CARE, INC.
        UHH HOME SERVICES CORPORATION
        AMERICAN SERVICE BUREAU, INC.
        OLSTEN HOLDING COMPANY



        By:_____________________________________
        Name: Laurin L. Laderoute, Jr.
        Title: Vice President for all of the above Co-Borrowers


      AGENT:

            THE CHASE MANHATTAN BANK
              (NATIONAL ASSOCIATION)

            By:_____________________________________
            Name:  Richard G. Williams
            Title: _________________________________

      BANKS:

            THE CHASE MANHATTAN BANK
              (NATIONAL ASSOCIATION)

            By:_____________________________________
            Name:  Richard G. Williams
            Title: _________________________________


            CHEMICAL BANK

            By:______________________________________
            Name:  Sallyanne Ballweg
            Title: __________________________________


            BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY

            By:_________________________________________
            Name:  Linda Jean Cole
            Title: _____________________________________


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

            By:_________________________________________
            Name:  Brock Harris
            Title: _____________________________________


            FLEET BANK

            By:_________________________________________
            Name:  Phil Davi
            Title: _____________________________________


            NATWEST BANK N.A.

            By:_________________________________________
            Name:  Chris Mendelsohn
            Title: _____________________________________

                                   EXHIBIT A
                                   ---------


                            CONFIRMATION OF RELEASE

            The Chase Manhattan Bank, N.A., as Agent for the six Banks

signatory to that certain Amended and Restated Credit Agreement dated as of September 9, 1994, as amended ("Credit Agreement"),

among The Olsten Corporation and certain of its subsidiaries signatory thereto, DOES HEREBY CONFIRM that, effective upon the closing of the transactions contemplated by that certain Stock

Purchase and Sale Agreement dated as of February 17, 1995 by and between Kimberly Services, Inc. and Careerstaff Unlimited, Inc. on

March 3, 1995, Healthcare Staff Resources, Inc., a Texas

corporation, shall be deemed released as a party from the Credit

Agreement and neither it nor its properties shall be deemed subject or subjected to the Credit Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this

instrument as of the 3rd day of March, 1995.



                              THE CHASE MANHATTAN BANK, N.A., as Agent



                              By_______________________________________
                                          Richard G. Williams
                                          Vice President

                            CONFIRMATION OF RELEASE

            The Chase Manhattan Bank, N.A., as Agent for the six Banks

signatory to that certain Amended and Restated Credit Agreement dated as of September 9, 1994, as amended ("Credit Agreement"),

among The Olsten Corporation and certain of its subsidiaries signatory thereto, DOES HEREBY CONFIRM that, effective upon the closing of the transactions contemplated by that certain Stock

Purchase and Sale Agreement dated as of February 17, 1995 by and between Kimberly Services, Inc. and Careerstaff Unlimited, Inc. on

March 3, 1995, Healthcare Staff Resources, Inc., a Texas

corporation, shall be deemed released as a party from the Credit

Agreement and neither it nor its properties shall be deemed subject or subjected to the Credit Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this

instrument as of the 3rd day of March, 1995.


                              THE CHASE MANHATTAN BANK, N.A., as Agent



                              By_______________________________________
                                          Richard G. Williams
                                          Vice President

                                   EXHIBIT B
                                   ---------

                            SECRETARY'S CERTIFICATE
                            -----------------------

            I, Laurin L. Laderoute, Jr., the duly elected Secretary of each of the corporations listed on EXHIBIT A attached hereto (each of such corporations being hereinafter referred to as a "Co-Borrower"), in connection with the granting of certain waivers to that certain FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 2, 1995 (as so amended, the "Credit Agreement") among THE OLSTEN CORPORATION and certain of its Subsidiaries signatory thereto, the Banks signatory thereto and THE CHASE MANHATTAN BANK, N.A., as Agent, do hereby certify that:

            1. The execution, delivery and performance by the Co-Borrowers, the Subsidiaries of the Co-Borrowers and the Affiliates of the Co-Borrowers which are or may be party to the Agreement (as such term is defined in the attached waiver letter), or any of the agreements, documents and instruments which may be executed, entered into or delivered in connection with transactions contemplated thereby, and the consummation of such transactions, have been or will be duly authorized by all necessary corporate action.

            2. The certificate or articles of incorporation and the by-laws of each such Co-Borrower, copies of which were delivered to the Banks and certified by the undersigned pursuant to Section 6.01(a)(ii) of the Original Agreement on the date thereof, have not been amended, modified, revoked or rescinded at any time on or subsequent to the date thereof and are in effect at the date hereof.

            3. The representations and warranties in Article 7 of the Credit Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (except when such representation or warranty by its terms relates to a specific date other than the date made), and no event has occurred and is continuing, or will, after giving effect to the waivers which are the subject of the attached letter, occur and be continuing upon the consummation of the transactions contemplated by the Agreement, which constitutes or will constitute a Default or an Event of Default.

            6. No material adverse change has occurred in the business, financial condition or operations of the Co-Borrowers, taken as a whole, since the date of the most recent financial statements of the Co-Borrowers delivered to the Agent pursuant to the Credit Agreement.

            7. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement.

            IN WITNESS WHEREOF, I have signed this Certificate on this ____ day of March, 1995.


                                          ______________________________
                                          Laurin L. Laderoute, Jr.

                                   EXHIBIT A
                                   ---------



THE OLSTEN CORPORATION
OLSTEN STAFFING SERVICES, INC.
OLSTEN KIMBERLY QUALITYCARE, INC.
OLSTEN CERTIFIED HEALTHCARE CORP.
OLSTEN SERVICES OR NEW YORK, INC.
OLSTEN OF WESTCHESTER, INC.
OLSTEN SERVICES OF DELMAR, INC.
OLS HOLDINGS, INC.
OLSTEN HOME HEALTHCARE, INC.
NEW YORK HEALTHCARE SERVICES, INC.
ALL MEDICARE HOME HEALTH AGENCY, INC.
AMERICAN HOME HEALTH CARE, INC.
FLYING NURSES, INC.
GOLD COAST SOUTH HOME HEALTH AGENCY, INC.
GULF COAST HOME HEALTH SERVICES CENTRAL, INC.
GULF COAST HOME HEALTH SERVICES EAST, INC.
GULF COAST HOME HEALTH SERVICES NORTH, INC.
GULF COAST HOME HEALTH SERVICES OF FLORIDA, INC.
GULF COAST HOME HEALTH SERVICES SOUTHWEST, INC.
GULF COAST HOME HEALTH SERVICES WEST, INC.
HHC MANAGEMENT, INC.
HEALTHCARE STAFF RESOURCES, INC.
KIMBERLY HOME HEALTH CARE, INC.
KIMBERLY QUALITY CARE INFUSION THERAPY SERVICES, INC.
KIMBERLY SERVICES, INC.
KIMBERLY SERVICES OF NEW YORK, INC.
QC-MEDI CALIFORNIA, INC.
QC MEDI-ILLINOIS, INC.
QC MEDI-LOUISIANA, INC.
QC-MEDI MASS, INC.
QC-MEDI OF MICHIGAN, INC.
QC-MEDI NEW YORK, INC.
QC MEDI-TENN, INC.
QUALITY CARE-USA, INC.
QUALITY CARE, INC.
QUALITY CARE HEALTH SERVICES, INC.
QUALITY CARE HOME HEALTH, INC.
QUALITY CARE OF CONNECTICUT, INC.
QUALITY CARE SERVICE CORP.
RAINIER HOME HEALTH CARE, INC.
SUPERIOR CARE, INC.
UHH HOME SERVICES CORPORATION
AMERICAN SERVICE BUREAU, INC.
OLSTEN HOLDING COMPANY

                                   EXHIBIT C
                                   ---------

                            INCUMBENCY CERTIFICATE
                            ----------------------

            I, William P. Costantini, DO HEREBY CERTIFY that I am the duly elected Senior Vice President of The Olsten Corporation, a Delaware corporation (the "Company"), and Senior Vice President and Assistant Secretary to each of the other co-borrowers (the "Other Co-Borrowers") signatory to that certain First Amendment to Amended and Restated Credit Agreement dated as of March 2, 1995 among the Company, the Other Co-Borrowers, The Chase Manhattan Bank, N.A. (as a Bank and as Agent) and the other Banks signatory thereto, and that the following person is now and has been a duly elected, qualified and acting officer of the Company and each of the Other Co-Borrowers holding the offices set forth opposite his name and that signature set forth opposite his name is the genuine signature of such person:

      Name                      Office                     Signature
      ----                      ------                     ---------

Laurin L. Laderoute, Jr.       Vice President and
                               Secretary of the
                               Company and each of
                               the Other Co-Borrowers  ________________

            IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 1995.

                                    ____________________________________
                                    William P. Costantini
                                    Senior Vice President and
                                    Assistant Secretary

            I, Laurin L. Laderoute, Jr., Vice President and Secretary of the Company and each of the Other Co-Borrowers, DO HEREBY CERTIFY that William P. Costantini is the duly elected Senior Vice President of the Company and Senior Vice President and Assistant Secretary of each of the Other Co-Borrowers and that the signature set forth immediately above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 1995.

                                    __________________________________
                                    Laurin L. Laderoute, Jr.
                                    Vice President and Secretary

     SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


      SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(this "Amendment"), dated as of September 28, 1995, among OLSTEN CORPORATION,

a corporation organized under the laws of the State of Delaware ("Olsten")

and certain of its Subsidiaries signatory hereto (collectively with Olsten,

the "Co-Borrowers"), each of the banks which is a signatory hereto

(individually, a "Bank", and collectively, the "Banks") and THE CHASE

MANHATTAN BANK, N.A., a national banking association organized under the laws of the United States of America, as agent for the Banks (in such capacity,

together with its successors in such capacity, the "Agent").


                                        RECITALS:
                                        --------

      A.    The parties hereto entered into a certain Amended and Restated

Credit Agreement, dated as of September 9, 1994 (the "Credit Agreement"),

which Credit Agreement was amended by a certain First Amendment to Amended and Restated Credit Agreement, dated as of March 2, 1995 (the "First

Amendment").

      B.    The parties hereto desire to further amend the Credit Agreement in certain respects on the terms and conditions hereinafter set forth.


      NOW, THEREFORE, the parties hereto agree as follows:

      1.          AMENDMENTS TO CREDIT AGREEMENT.

            (a)         Section 8.08 is hereby amended to change the heading of

subsection "(o)" thereof to "(p)", and to add a new subsection "(o)", as follows:

            "(o)   promptly after the occurrence of any Acceptable Acquisition, notice of the identity of any Acceptable Acquisition and such other information as is included in the press or other public releases disseminated with regard to the Acceptable Acquisition; and "

            (b)         The sum "$1,000,000" set forth in the sixth line of

Section 9.02(m) of the Credit Agreement is hereby deleted, and the sum

"$20,000,000" is hereby substituted in its place.

            (c)         Section 9.03 of the Credit Agreement is hereby deleted

in its entirety, and the following is substituted in its place:

            "Section 9.03. Investments. Notwithstanding anything contained in this Agreement to the contrary, make, or permit any ofits Subsidiaries to make, any loan or advance to any Person or purchase or otherwise acquire or redeem, or permit any such Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations or other securities of, make any capital contribution to, or otherwise invest in, or acquire any interest in (each of the foregoing, an "Investment"), any Person (including, without limitation, any Co-Borrower or any Subsidiary or Affiliate of any Co-Borrower), except (a) any of the following Investments: (i) obligations issued or guaranteed by states or municipalities within the United States of America and rated at least A-1 by Standard & Poors or an equivalent rating by another recognized credit rating agency approved by the Required Banks (an "Equivalent Rating");
            (ii) obligations issued or guaranteed by the United States of America or any agency or subdivision thereof, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America; (iii) certificates of deposit, time deposits, Eurodollar certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank, trust company or financial institution organized under the laws of the United States of America or any state thereof (or, in the case of Eurodollar certificates of deposit, a branch of any such bank, trust company or financial institution) having capital and surplus in an aggregate amount not less than $200,000,000 and rated (i.e., the instrument) at least A-1 by Standard & Poors or an Equivalent Rating, or by any of the Banks, or by any bank, trust company or financial institution organized under the laws of a jurisdiction other than the United States of America or any state thereof having capital and surplus in an aggregate amount not less than $200,000,000 and rated (i.e., the instrument) at least A-1 by Standard & Poors or an Equivalent Rating; (iv) commercial paper rated at least Prime-1 by Moody's Investor Services or A-1 by Standard & Poors; (v) repurchase agreements entered into with any bank, trust company or financial institution organized under the laws of the United States of America or any state thereof having capital and surplus in an aggregate amount not less than $200,000,000, or with any of the Banks, or with any bank, trust company or financial institution organized under the laws of a jurisdiction other than the United States of America or any state thereof having capital and surplus in an aggregate amount not less than $200,000,000, and which (with respect to any such repurchase agreement referred to in this Section 9.03(v)) are fully secured by obligations of the type described in Section 9.03(ii) hereof and
            (vi)  Investments, other than of any of the types referenced in
            (a)(i)-(v) above or (b)-(f) below, which are of the same general nature as the Co-Borrowers' Investments existing on the date hereof, including, without limitation, loans to franchisees or licensed area representatives of the Co-Borrowers or any of them, provided that the recipient or beneficiary of any such Investment referred to in this Section 9.03(a)(vi) is not an Affiliate of the Co-Borrowers or any of them, and further provided that the aggregate of such Investments (i.e., those referenced in this clause (vi)) do not, at any time, in any case or in the aggregate, exceed $20,000,000; and provided that in the case of any of the Investments referred to in clauses (i), (ii), (iii) and (iv) above, each such Investment matures or is maturing or being due or payable in full not more than one year after the relevant Person's acquisition thereof; (b) Acceptable Acquisitions with respect to which the amounts paid or payable (which amount includes cash, notes, issuance of equity securities and the assumption of debt) do not at any time, in any case or in the aggregate, exceed $125,000,000 during fiscal year 1995 (excluding the IMI and Norsk Personal Gruppen acquisition) and $100,000,000 during any fiscal year of Olsten thereafter during the term of this Agreement; (c) Investments (including by the purchase of equity securities) to or in non-Subsidiary entities that are Affiliates of the Co-Borrowers, or any of them, provided that such entities are engaged in the business of providing human resource services, including without limitation, health care services, related office management services or related businesses, and that such entities do not become Subsidiaries of the Co-Borrowers or any of them as a result of such loans, advances or investments; (d) Investments to or in any Subsidiary that is not a Co-Borrower; provided, however, that notwithstanding anything contained in this Agreement to the contrary,in the case of any of the Investments referenced in either of clauses (c) or (d) above, such Investments do not, at any time, in any case or in the aggregate (i.e., any such Investments referenced in clause (c) above plus any such Investments referenced in clause (d) above), exceed $20,000,000; (e) Investments in Subsidiaries for the purpose of making Acceptable Acquisitions with respect to which the amounts paid or payable (which amount includes cash, notes, issuance of equity securities and the assumption of debt) do not at any time, in any case or in the aggregate, exceed $100,000,000 during any fiscal year of Olsten; and (f) the Investments described in paragraph A of Schedule V hereto.

            For the purposes of clauses (c) and (e) above, the Acceptable Acquisitions set forth in Schedule A to the Second Amendment to Amended and Restated Credit Agreement shall be included in the calculations of the amount of Acceptable Acquisitions for the fiscal year of Olsten ending December 31, 1995.

            Notwithstanding anything to the contrary in the foregoing paragraphs, for the purpose hereof, the aggregate of all Acceptable Acquisitions and Investments in Subsidiaries may not exceed $100,000,000 during any fiscal year of Olsten."

                  Section 9.04(e) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted in its place:

            "(e) sales or dispositions of assets in arm's length transactions, provided that the aggregate net proceeds of all such sales shall not exceed $50,000,000 in any fiscal year;"


      2.          IDENTITY OF CO-BORROWERS.

            The identity of the Co-Borrowers obligated under the Credit

Agreement shall be amended to include only those listed as signatories to this Amendment, and those required to become Co-Borrowers under the Credit

Agreement.  Resolutions and corporate documentation for each new Co-Borrower,

or Co-Borrower which has undergone a corporate name change, have been delivered to the Agent pursuant to Section 6.01(a)(ii) of the Credit

Agreement as of the date hereof.


      3.          ADDITIONAL TERMS.

            3.1   The Co-Borrowers each hereby represent and warrant to the

Banks that (a) the execution, delivery and performance by each of the Co-

Borrowers of this Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, (b) the resolutions and corporate documents delivered to the Agent pursuant to Section 6.01(a)(ii) of the Credit Agreement on the date thereof have not been amended, revoked or rescinded at any time on or subsequent to the date thereof and are in effect at the date hereof, and (c) after giving effect to the transactions contemplated hereby or referenced herein, the representations and warranties in Article 7 of the Credit Agreement are true and correct on the date hereof as though made on and as of such date, and no event has occurred and is continuing, which constitutes or will constitute a Default or Event of Default.  The Agent shall have received, on or before the date of this Amendment, a certificate of a duly authorized officer of each of the Co-Borrowers, dated the date hereof, stating that the foregoing is true and correct.

            3.2    The parties hereto agree that all terms and conditions of the

Credit Agreement and the Facility Documents not amended hereunder or pursuant hereto shall remain in full force and effect.

            3.3   All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

            3.4   This Amendment may be executed in any number of counterparts,

all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

            3.5   This Amendment shall be governed by, and interpreted and

construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be duly executed as of the day and year first above written.

      CO-BORROWERS:

OLSTEN CORPORATION f/k/a THE OLSTEN CORPORATION
OLSTEN KIMBERLY QUALITYCARE, INC.
OLSTEN CERTIFIED HEALTHCARE CORP.
OLSTEN SERVICE CORP. f/k/a OLSTEN HOLDING COMPANY
OLSTEN SERVICES OF NEW YORK, INC.
OLSTEN STAFFING SERVICES, INC. f/k/a FLYING NURSES, INC.
OLSTEN OF WESTCHESTER, INC.
OLS HOLDINGS, INC.
OLSTEN HOME HEALTHCARE, INC.
NEW YORK HEALTHCARE SERVICES, INC.
ALL MEDICARE HOME HEALTH AGENCY, INC.
AMERICAN HOME HEALTH CARE, INC.
GOLD COAST SOUTH HOME HEALTH AGENCY, INC.
GULF COAST HOME HEALTH SERVICES CENTRAL, INC.
GULF COAST HOME HEALTH SERVICES EAST, INC.
GULF COAST HOME HEALTH SERVICES NORTH, INC.
GULF COAST HOME HEALTH SERVICES OF FLORIDA, INC.
GULF COAST HOME HEALTH SERVICES SOUTHWEST, INC.
GULF COAST HOME HEALTH SERVICES WEST, INC.
HHC MANAGEMENT, INC.
KIMBERLY HOME HEALTH CARE, INC.
KIMBERLY QUALITY CARE INFUSION THERAPY SERVICES, INC.
KIMBERLY SERVICES, INC.

QC-MEDI CALIFORNIA, INC.
QC MEDI-ILLINOIS, INC.
QC MEDI-LOUISIANA, INC.
QC-MEDI MASS, INC.
QC-MEDI OF MICHIGAN, INC.
QC-MEDI NEW YORK, INC.
QC MEDI-TENN, INC.
QUALITY CARE-USA, INC.
QUALITY CARE, INC.
QUALITY CARE HEALTH SERVICES, INC.
QUALITY CARE HOME HEALTH, INC.
QUALITY CARE OF CONNECTICUT, INC.
QUALITY CARE SERVICE CORP.
RAINIER HOME HEALTH CARE, INC.
SUPERIOR CARE, INC.
UHH HOME SERVICES CORPORATION
AMERICAN SERVICE BUREAU, INC.
AMERICARE, INC.
AMERICARE MEDICAL EQUIPMENT, INC.
AMERICARE PHARAMCEUTICALS, INC.
BROAD PINES DEVELOPMENT CORP.
DIRKA CO.
OLSTEN FLYING NURSES CORP.
OLSTEN MELVILLE CORP.
QUALITY MANAGED CARE, INC.


By:____________________________________
Name:  Laurin L. Laderoute, Jr.
Title: Vice President for all of the above Co-Borrowers

                              AGENT:

                              THE CHASE MANHATTAN BANK, N.A.

                              By:___________________________

                              Name:__________________________

                              Title:_________________________

                              BANKS:

                              THE CHASE MANHATTAN BANK, N.A.

                              By:___________________________

                              Name:__________________________

                              Title:_________________________



                              CHEMICAL BANK

                              By:___________________________

                              Name:__________________________

                              Title:_________________________


                              BOATMEN'S FIRST NATIONAL BANK OF
                              KANSAS CITY

                              By:____________________________

                              Name:__________________________

                              Title:_________________________


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION

                              By:____________________________

                              Name:__________________________

                              Title:_________________________

                              FLEET BANK

                              By:____________________________

                              Name:__________________________

                              Title:_________________________


                              NATWEST BANK N.A.

                              By:____________________________

                              Name:__________________________

                              Title:_________________________

                                        EXHIBIT B
                                        ---------

                                 SECRETARY'S CERTIFICATE
                                 -----------------------

            I, Laurin L. Laderoute, Jr., the duly elected Secretary of each of the corporations listed on SCHEDULE A attached hereto (each of such corporations being hereinafter referred to as a "Co-Borrower"), in connection with the execution of that certain SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September ____, 1995 (the "Second Amendment") among THE OLSTEN CORPORATION and certain of its Subsidiaries signatory thereto, the Banks signatory thereto and THE CHASE MANHATTAN BANK, N.A., as Agent, do hereby certify that:

            4. The execution, delivery and performance by the Co-Borrowers, the Subsidiaries of the Co-Borrowers and the Affiliates of the Co-Borrowers which are or may be party to the Credit Agreement (as such term is defined in the Second Amendment), or any of the agreements, documents and instruments which may be executed, entered into or delivered in connection with transactions contemplated thereby, and the consummation of such transactions, have been or will be duly authorized by all necessary corporate action.

            5. The certificate or articles of incorporation and the by-laws of each such Co-Borrower, copies of which were delivered to the Banks and certified by the undersigned pursuant to Section 6.01(a)(ii) of the Credit Agreement on the date thereof, have not been amended, modified, revoked or rescinded at any time on or subsequent to the date thereof and are in effect at the date hereof.

            6. The representations and warranties in Article 7 of the Credit Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (except when such representation or warranty by its terms relates to a specific date other than the date made), and no event has occurred and is continuing, or will, after giving effect to the waivers which are the subject of the attached letter, occur and be continuing upon the consummation of the transactions contemplated by the Credit Agreement, which constitutes or will constitute a Default or an Event of Default.

            7. No material adverse change has occurred in the business, financial condition or operations of the Co-Borrowers, taken as a whole, since the date of the most recent financial statements of the Co-Borrowers delivered to the Agent pursuant to the Credit Agreement.

            8. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement.

            IN WITNESS WHEREOF, I have signed this Certificate on this ____ day of September, 1995.


                                          ______________________________
                                          Laurin L. Laderoute, Jr.

                                       SCHEDULE I
                                      TO EXHIBIT B
                                      ------------


OLSTEN CORPORATION f/k/a THE OLSTEN CORPORATION
OLSTEN KIMBERLY QUALITYCARE, INC.
OLSTEN CERTIFIED HEALTHCARE CORP.
OLSTEN SERVICE CORP. f/k/a OLSTEN HOLDING COMPANY
OLSTEN SERVICES OF NEW YORK, INC.
OLSTEN STAFFING SERVICES, INC. f/k/a FLYING NURSES, INC.
OLSTEN OF WESTCHESTER, INC.
OLS HOLDINGS, INC.
OLSTEN HOME HEALTHCARE, INC.
NEW YORK HEALTHCARE SERVICES, INC.
ALL MEDICARE HOME HEALTH AGENCY, INC.
AMERICAN HOME HEALTH CARE, INC.
GOLD COAST SOUTH HOME HEALTH AGENCY, INC.
GULF COAST HOME HEALTH SERVICES CENTRAL, INC.
GULF COAST HOME HEALTH SERVICES EAST, INC.
GULF COAST HOME HEALTH SERVICES NORTH, INC.
GULF COAST HOME HEALTH SERVICES OF FLORIDA, INC.
GULF COAST HOME HEALTH SERVICES SOUTHWEST, INC.
GULF COAST HOME HEALTH SERVICES WEST, INC.
HHC MANAGEMENT, INC.
KIMBERLY HOME HEALTH CARE, INC.
KIMBERLY QUALITY CARE INFUSION THERAPY SERVICES, INC.
KIMBERLY SERVICES, INC.
QC-MEDI CALIFORNIA, INC.
QC MEDI-ILLINOIS, INC.
QC MEDI-LOUISIANA, INC.
QC-MEDI MASS, INC.
QC-MEDI OF MICHIGAN, INC.
QC-MEDI NEW YORK, INC.
QC MEDI-TENN, INC.
QUALITY CARE-USA, INC.
QUALITY CARE, INC.
QUALITY CARE HEALTH SERVICES, INC.
QUALITY CARE HOME HEALTH, INC.
QUALITY CARE OF CONNECTICUT, INC.
QUALITY CARE SERVICE CORP.
RAINIER HOME HEALTH CARE, INC.
SUPERIOR CARE, INC.
UHH HOME SERVICES CORPORATION
AMERICAN SERVICE BUREAU, INC.
AMERICARE, INC.
AMERICARE MEDICAL EQUIPMENT, INC.
AMERICARE PHARAMCEUTICALS, INC.
BROAD PINES DEVELOPMENT CORP.
DIRKA CO.
OLSTEN FLYING NURSES CORP.
OLSTEN MELVILLE CORP.
QUALITY MANAGED CARE, INC.

                                        EXHIBIT C
                                        ---------

                                 INCUMBENCY CERTIFICATE
                                 ----------------------

            I, William P. Costantini, DO HEREBY CERTIFY that I am the duly elected Senior Vice President of The Olsten Corporation, a Delaware corporation (the "Company"), and Senior Vice President and Assistant Secretary to each of the other co-borrowers (the "Other Co-Borrowers") signatory to that certain Second Amendment to Amended and Restated Credit Agreement dated as of September __, 1995 among the Company, the Other Co-Borrowers, The Chase Manhattan Bank, N.A. (as a Bank and as Agent) and the other Banks signatory thereto, and that the following person is now and has been a duly elected, qualified and acting officer of the Company and each of the Other Co-Borrowers holding the offices set forth opposite his name and that signature set forth opposite his name is the genuine signature of such person:

      Name                      Office                     Signature
      ----                      ------                     ---------

Laurin L. Laderoute, Jr.       Vice President and
                               Secretary of the
                               Company and each of
                               the Other Co-Borrowers  ________________

            IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of September, 1995.

                                    ____________________________________
                                    William P. Costantini
                                    Senior Vice President and
                                    Assistant Secretary

            I, Laurin L. Laderoute, Jr., Vice President and Secretary of the Company and each of the Other Co-Borrowers, DO HEREBY CERTIFY that William
P. Costantini is the duly elected Senior Vice President of the Company and Senior Vice President and Assistant Secretary of each of the Other Co-Borrowers and that the signature set forth immediately above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of September, 1995.

                                    ___________________________________
                                    Laurin L. Laderoute, Jr.
                                    Vice President and Secretary

                               THIRD AMENDMENT TO AMENDED
                              AND RESTATED CREDIT AGREEMENT

                               dated as of January 4, 1996

                                          among

                                   OLSTEN CORPORATION
                             AND CERTAIN OF ITS SUBSIDIARIES

                                   as the Co-Borrowers

                                           and

                                THE CHASE MANHATTAN BANK
                                 (NATIONAL ASSOCIATION)

                                      as the Agent

                                           and

                               THE BANKS SIGNATORY HERETO

                                      as the Banks

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 4, 1996 among OLSTEN CORPORATION, a corporation organized under the laws of the State of Delaware ("Olsten") and certain of its Subsidiaries signatory hereto (each such Subsidiary, a "Consolidated Subsidiary", each of the banks which is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"), and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association organized under the laws of the United States Of America, as agent for the Banks (the "Agent").


                                        RECITALS:
                                        --------

            A. The parties hereto entered in to that certain Amended and Restated Credit Agreement, dated as of September 9, 1994 (the "Credit Agreement"), which Credit Agreement was amended by a certain First Amendment to Amended and Restated Credit Agreement, dated as of March 2, 1995 (the "First Amendment") and by a certain Second Amendment to Amended and Restated Credit Agreement, dated as of September 28, 1995 (the "Second Amendment").

            B. The parties hereto desire to further amend the Credit Agreement to permit a sublimit of the equivalent of $100,000,000 in foreign currency borrowings under the existing Commitment, and in certain other respects, on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, the parties hereto agree as follows:

      Section   AMENDMENTS TO CREDIT AGREEMENT.

            (A) Section 1.01 is hereby amended to delete the definitions of "Banking Day", "Interest Period", and "Notes" set forth in the Credit Agreement and substitute therefor the following definitions:

            "Banking Day" means any day on which commercial banks are not authorized or required to close in New York City, and whenever such day relates to a Eurocurrency Loan or notice with respect to any Eurocurrency Loan, a day on which dealings in deposits of the relevant currency are also carried out in the relevant London interbank market and, in the case of a Eurocurrency Loan denominated in an Optional Currency, a day on which commercial banks are open for business in the place of payment of such Optional Currency and on which dealings in the Optional Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Optional Currency will be made or received hereunder.

            "Interest Period" means the period commencing on the date a Eurodollar Loan or a Eurocurrency Loan is made and ending on the numerically corresponding day in the first, second, third, sixth or (if available) twelfth calendar month thereafter, as the Co-Borrowers may select pursuant to Section 2.05 or 3.04, as the case may be, provided, however, that if any Interest Period would otherwise expire on a day which is not a Banking Day, such Interest Period shall expire on the next succeeding Banking Day unless such next succeeding Banking Day would fall on the next calendar month, in which case such Interest Period shall end on the next preceding Banking Day, and each such Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate calendar month.

            "Notes" means the Revolving Credit Notes and the Term Notes, as each is modified by the Note Schedule attached hereto as Exhibit "A".

            (B) Section 1.01 is hereby amended to add the following definitions:

            "Eurocurrency Base Rate" means, for any Eurocurrency Loan, the rate per annum (rounded upwards if necessary to the nearest 1/1 6 of 1%) quoted by the Agent at approximately 11:00 a.m. London time at the principal London branch of the Agent two Banking Days prior to the first day of the Interest Period for such Loan for the offering to leading banks in the London interbank market of deposits in the currency in which such Eurocurrency Loan is to be denominated in immediately available funds for a period, and in an amounts comparable to the Interest Period for, and principal amount of, the Eurocurrency Loan which shall be, made by the Bank and outstanding during such Interest Period.

            "Eurocurrency Loan" means any Loan denominated in an Optional Currency when and to the extent the interest rate therefor is determined on the basis of the Eurocurrency Base Rate.

            "Eurocurrency Rate" means for any Interest Period for any Eurocurrency Loan a rate per annum determined pursuant to the following formula:



      Eurocurrency    Eurocurrency          (EuroRate)           EuroRate
      =                 Base  +      -------------------------
         Rate           Rate         (1 - Reserve Requirement)

            "EuroRate" means, with respect to a Eurocurrency Loan, the Base Rate therefor as if such Eurocurrency Loan were denominated in Dollars as determined pursuant to the Eurocurrency Base Rate.

            "Optional Currency" means German Deutschemarks, Swedish Kroner, or any other foreign currency for which the Agent is then issuing a quote on the London interbank market or other relevant offshore interbank foreign exchange market, and for which each of the Banks can provide Loans in such foreign currency.

            "Reserve Requirement" means, for any Eurocurrency Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period for such Loan under Regulation D by member banks of the Federal Reserve
System in New York City with deposits exceeding One Billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall also reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Base Rate for Eurocurrency Loans is to be determined as provided in the definition of "Base Rate" this Section
1.01 or (ii) any category of extensions of credit or other assets which include Eurocurrency Loans.

            (C) The definition of "Commitment" in Section 1.01 is amended to add the following sentence:

            "Notwithstanding the foregoing, up to a maximum of $100,000,000 of the Revolving Credit Loans/Term Loans may be requested in the equivalent amount of Optional Currency."

            (D)   Sections 2.01, 2.05, 2.07, 3.04, 4.01, 4.02 (a), 4.03 (a),
4.03 (b), 4.03 (c), 5.01 (a), 5.01 (b), 5.03 and 5.04 are amended to add the phrase "or Eurocurrency Loans" after the phrase "Eurodollar Loans", and the definition of "Margin" and Section 5.05 are amended to add the phrase "or a Eurocurrency Loan" after the phrase "Eurodollar Loan", wherever same shall appear.

            (E) An additional sentence is added to the end of Section 2.04, as follows:

            "If a Co-Borrower shall request in such notice a Loan in an Optional Currency, the Agent will, not later than 1:00 p.m. (local time at the country of issue of such Optional Currency) on the date specified for such Loan and subject to the fulfillment of the conditions set forth in this Agreement, make the amount of the Loan to be made by it on such day available to such Borrower, in such requested currency in immediately available funds, at such bank in the country of issue of such Optional Currency as shall have been designated by such Co-Borrower."

            (F) An additional subsection (a) (ii) is added to Section 4.01, as follows, and the existing subsection (a) (ii) is renumbered as subsection
(a) (iii):

                  "(ii) at least four Banking Days" irrevocable telephonic notice (confirmed in writing) of each Eurocurrency Loan (whether representing an additional borrowing hereunder; a conversion of a borrowing hereunder from a Variable Rate Loan or a Eurodollar Loan to a Eurocurrency Loan or a continuation of a Eurocurrency Loan for an additional Interest Period) prior to 10:30 a.m., New York, New York time on the day such notice is given and"

            (G) An additional subsection (g) is added to the end to Section 4.02, as follows:

                  "If, upon the expiration of any Interest Period for a Eurocurrency Loan, the Agent shall have determined that the aggregate Dollar equivalent of all outstanding Eurocurrency Loans exceeds the combined Commitments of the Banks, due to a change in applicable rates of exchange between Dollars and the Optional Currency or Optional Currencies then in effect for such outstanding Eurocurrency Loans, the Agent shall give notice to the Co-Borrowers that a prepayment is required under this Section, and the Co-Borrowers jointly and severally agree thereupon to make prepayments of the

Loans such that, after giving effect to such prepayment, the aggregate Dollar equivalent amount of all Loans does not exceed the combined Commitments."

            (H) An additional phrase is added to Section 4.03 (a), after the end of subsection (ii), as follows:

            "; and (iii) for a Eurocurrency Loan, at a fixed rate equal to the Eurocurrency Rate plus the applicable Margin."

            (I)   Section 4.07 (a) is hereby deleted and the following Section
4.07 (a) is substituted in its place:

            "(a) Each payment to be made by any Co-Borrower hereunder in respect of principal of and interest on any Loan denominated in Dollars shall be made not later than 1:00 p.m. New York City time on the day when due in Dollars in immediately available funds at the Principal Office for the account of the applicable Banks and (ii) in an Optional Currency shall be made not later than 1:00 p.m (local time at the place of payment) on the day when due in such Optional Currency in immediately available funds to the Agent at an office (in the country of issue of such Optional Currency) which the Agent shall designate for such payment for the account of the applicable Lending Office; provided that, each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Banking Day, and provided, further, that if a new Loan is to be made by the Banks on a date a Co-Borrower is to repay the principal of one or more outstanding Loans in the same currency as the new Loan, the Agent shall apply the proceeds of the new Loan to the payment of the principal to be repaid and only an amount equal to the difference between the principal to be borrowed and the principal to be repaid shall be made available by the Banks to such Co-Borrower, or paid by such Co-Borrower to the Banks pursuant to this Section, as the case may be. All other payments under this Agreement and the Notes shall be made in Dollars in immediately available funds at the Principal Office not later than 1:00 p.m. New York City time on the day such payments are due (each such payment made after such time on such due date to be doomed to have been made on the next succeeding Banking Day). The Agent may (but shall not be obligated to) debit any or all accounts of any Co-Borrower with the Agent the amount of any such payment which is not made by such time. To the extent that such accounts are not maintained in the currency due, the Agent is authorized to charge an amount in any other currency equal to the equivalent in such other currency of the currency due. Each Co-Borrower shall, at the time of making each payment under this Agreement or its Note, specify to the Agent the principal or other amount payable by such Co-Borrower under the Credit Agreement or its Note to which such payment is to be applied (and in the event that it fails to so specify, or if a Default or an Event of Default has occurred and is continuing, the Agent may apply such payment as it may elect in its sole discretion). If the due date of any payment under the Credit Agreement or any Note would otherwise fall on a day which is not a Banking Day, such date shall be extended to the next succeeding Banking Day and interest shall be payable for any principal so extended for the period of such extension."

            (J)   A new Section 4.09 is added, as follows:

            "Section 4.09     Optional Currencies.

            For purposes of the provisions of this Agreement, (i) the equivalent in Dollars of any Optional Currency shall be determined by using the quoted spot rate at which the Principal Office offers to exchange Dollars for such Optional Currency in New York City at 11:00 a.m. Now York City time two Banking Days prior to the date on which such equivalent is to be determined, and (ii) the equivalent in any Optional Currency of Dollars shall be determined by using the quoted spot rate at which the Principal Office offers to exchange such Optional Currency for Dollars in New York City at 11:00 a.m. New York City time two Banking Days prior to the date on which such equivalent is to be determined,

            (b) The Agent's determination of each spot rate of exchange pursuant to this Agreement shall be conclusive in the absence of manifest error."

            (K)   A new Section 4.10 is added, as follows:

            "Section 4.10 Judgment Currency. The currency in which each Loan made hereunder is denominated and the place of payment designated therefor is of the essence. The payment obligation of each Co-Borrower hereunder in any designated currency and designated place of payment shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to the currency in which such Loan is denominated and transfer to the designated place of payment under normal banking procedures does not yield the amount owing hereunder at the designated place of payment. In the event that any payment by a Borrower whether pursuant to a judgment or otherwise, upon such conversion and transfer does not result in payment of such amount in the currency in which such Loan is denominated at the designated place of payment, the Agent shall be entitled to demand immediate payment of, and shall have a separate cause of action against such Borrower for, the additional amount necessary to yield the amount of such currency owing hereunder."

            (L) Section 5.01 (a) (ii) is amended to add the phrase "or Eurocurrency Rate" after the phrase "Reserve Adjusted Eurodollar Rate".
 .
            (M)   Section 5.02 is amended to add the following subsections:

            "(c) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of Eurocurrency Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for any type of Eurocurrency Loans as provided in this Agreement, or

            (d) the relevant rates of interest referred to in the definition of "Eurocurrency Rate" upon the basis of which the rate of interest for any type of Eurocurrency Loans is to be determined do not adequately cover the cost to the Banks of making or maintaining Loans of such type, then the Agent shall give the Co-Borrowers and each other Bank prompt notice thereof (i.e., the condition described in (c) and or (d) above), and for so long as such condition remains in effect, such Bank shall be under no obligation to make Loans of such type."

            SECTION 2.        IDENTITY OF CO-BORROWERS.

            The identity of the Co-Borrowers obligated under the Credit Agreement shall include only those listed a signatories to this Amendment, and those required to become Co-Borrowers under the Credit Agreement.

            SECTION 3.        ADDITIONAL TERMS.

            (A) The Co-Borrowers each hereby represent and warrant to the Banks that (a) the execution, delivery and performance by each of the Co-Borrowers of this Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, (b) the resolutions and corporate documents delivered to the Agent pursuant to Section 6.01(a)(ii) of the Credit Agreement on the date thereof have not been amended, revoked or rescinded at any time on or subsequent to the date thereof and are in effect at the date hereof, and (c) after giving effect to the transactions contemplated hereby or referenced herein, the representations and warranties in Article 7 of the Credit Agreement are true and correct on the date hereof as though made on and as of such date, and no event has occurred and is continuing, which constitutes or will constitute a Default or Event of Default. The Agent shall have received, on or before the date of this Amendment, a certificate of a duly authorized officer of each of the Co-Borrowers, dated the date hereof, stating that the foregoing is true and correct.

            (B) The parties hereto agree that all terms and conditions of the Credit Agreement and the Facility Documents not amended hereunder or pursuant hereto shall remain in full force and effect.

            (C) All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

            (D) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

            (E) This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

      CO-BORROWERS:

OLSTEN CORPORATION f/k/a THE OLSTEN CORPORATION
OLSTEN KIMBERLY QUALITYCARE, INC.
OLSTEN CERTIFIED HEALTHCARE CORP.
OLSTEN SERVICE CORP. f/k/a OLSTEN HOLDING COMPANY
OLSTEN SERVICES OF NEW YORK, INC.
OLSTEN STAFFING SERVICES, INC. f/k/a FLYING NURSES, INC.

OLSTEN OF WESTCHESTER, INC.
OLS HOLDINGS, INC.
OLSTEN HOME HEALTHCARE, INC.
NEW YORK HEALTHCARE SERVICES, INC.
ALL MEDICARE HOME HEALTH AGENCY, INC.
AMERICAN HOME HEALTH CARE, INC.
GOLD COAST SOUTH HOME HEALTH AGENCY, INC.
GULF COAST HOME HEALTH SERVICES CENTRAL, INC.
GULF COAST HOME HEALTH SERVICES EAST, INC.
GULF COAST HOME HEALTH SERVICES NORTH, INC.
GULF COAST HOME HEALTH SERVICES OF FLORIDA, INC.
GULF COAST HOME HEALTH SERVICES SOUTHWEST, INC.
GULF COAST HOME HEALTH SERVICES WEST, INC.
HHC MANAGEMENT, INC.
IMI SYSTEMS INC.
KIMBERLY HOME HEALTH CARE, INC.
KIMBERLY QUALITY CARE INFUSION THERAPY SERVICES, INC.
KIMBERLY SERVICES, INC.
QC-MEDI CALIFORNIA, INC.
QC MEDI-ILLINOIS, INC.
QC MEDI-LOUISIANA, INC.
QC-MEDI MASS, INC.
QC-MEDI OF MICHIGAN, INC.
QC-MEDI NEW YORK, INC.
QC MEDI-TENN, INC.
QUALITY CARE-USA, INC.
QUALITY CARE, INC.
QUALITY CARE HEALTH SERVICES, INC.
QUALITY CARE HOME HEALTH, INC.
QUALITY CARE OF CONNECTICUT, INC.
QUALITY CARE SERVICE CORP.
RAINIER HOME HEALTH CARE, INC.
SUPERIOR CARE, INC.
UHH HOME SERVICES CORPORATION
AMERICAN SERVICE BUREAU, INC.
AMERICARE, INC.
AMERICARE MEDICAL EQUIPMENT, INC.
AMERICARE PHARAMCEUTICALS, INC.
BROAD PINES DEVELOPMENT CORP.
DIRKA CO.
OLSTEN FLYING NURSES CORP.
OLSTEN MELVILLE CORP.
QUALITY MANAGED CARE, INC.


By:_______________________________
Name:  Laurin L. Laderoute, Jr.
Title: Vice President for all of the above Co-Borrowers

                                    AGENT:

                                    THE CHASE MANHATTAN BANK, N.A.

                                    By:_____________________________________

                                    Name:___________________________________

                                    Title:____________________________________


                                    BANKS:
                                    THE CHASE MANHATTAN BANK, N.A.

                                    By:_____________________________________

                                    Name:___________________________________

                                    Title:____________________________________

                                    CHEMICAL BANK

                                    By:_____________________________________

                                    Name:___________________________________

                                    Title:____________________________________


                                    BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY

                                    By:_____________________________________

                                    Name:___________________________________

                                    Title:____________________________________


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION

                                    By:_____________________________________

                                    Name:___________________________________

                                    Title:____________________________________


                                    FLEET BANK

                                    By:_____________________________________

                                    Name:___________________________________

                                    Title:____________________________________

                                    NATWEST BANK NA


                                    By:_____________________________________

                                    Name:___________________________________

                                    Title:____________________________________

                                    Lending Office for Eurocurrency Loans
                                    Denominated in an Optional Currency made to a U.S. Borrower:

                                    The Chase Manhattan Bank, N.A.
                                    Nassau Branch
                                    Nassau, N.P. Bahamas


                                    Lending Office for  Loans Denominated in an
                                    Optional Currency made to a non-U, S,
                                    Borrower:

                                    The International Banking Facility
                                    The Chase Manhattan Bank, N.A.
                                    1 Chase Manhattan Plaza
                                    New York, New York 10081

                                       EXHIBIT "A"

Schedule
--------



Date Made,                Principal
Prepaid     Loan Number   Amount    and  Maturity   Balance       Notation
or Repaid   and Type      Currency       Date       Outstanding   By
---------   --------      --------       ----       -----------   --

                                        EXHIBIT B
                                        ---------

                                 SECRETARY'S CERTIFICATE
                                 -----------------------

            I, Laurin L. Laderoute, Jr., the duly elected Secretary of each of the corporations listed on SCHEDULE A attached hereto (each of such corporations being hereinafter referred to as a "Co-Borrower"), in connection with the execution of that certain THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December ____, 1995 (the "Second Amendment") among THE OLSTEN CORPORATION and certain of its Subsidiaries signatory thereto, the Banks signatory thereto and THE CHASE MANHATTAN BANK, N.A., as Agent, do hereby certify that:

                  The execution, delivery and performance by the Co-Borrowers, the Subsidiaries of the Co-Borrowers and the Affiliates of the Co-Borrowers which are or may be party to the Credit Agreement (as such term is defined in the Second Amendment), or any of the agreements, documents and instruments which may be executed, entered into or delivered in connection with transactions contemplated thereby, and the consummation of such transactions, have been or will be duly authorized by all necessary corporate action.

                  The certificate or articles of incorporation and the by-laws of each such Co-Borrower, copies of which were delivered to the Banks and certified by the undersigned pursuant to Section 6.01(a)(ii) of the Credit Agreement on the date thereof, have not been amended, modified, revoked or rescinded at any time on or subsequent to the date thereof and are in effect at the date hereof.

                  The representations and warranties in Article 7 of the Credit Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (except when such representation or warranty by its terms relates to a specific date other than the date made), and no event has occurred and is continuing, or will, after giving effect to the waivers which are the subject of the attached letter, occur and be continuing upon the consummation of the transactions contemplated by the Credit Agreement, which constitutes or will constitute a Default or an Event of Default.

                  No material adverse change has occurred in the business, financial condition or operations of the Co-Borrowers, taken as a whole, since the date of the most recent financial statements of the Co-Borrowers delivered to the Agent pursuant to the Credit Agreement.

                  All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement.

            IN WITNESS WHEREOF, I have signed this Certificate on this ____ day of December, 1995.


                                          ____________________
                                          Laurin L. Laderoute, Jr.

                                       SCHEDULE I
                                      TO EXHIBIT B
                                      ------------


OLSTEN CORPORATION f/k/a THE OLSTEN CORPORATION
OLSTEN KIMBERLY QUALITYCARE, INC.
OLSTEN CERTIFIED HEALTHCARE CORP.
OLSTEN SERVICE CORP. f/k/a OLSTEN HOLDING COMPANY
OLSTEN SERVICES OF NEW YORK, INC.
OLSTEN STAFFING SERVICES, INC. f/k/a FLYING NURSES, INC.
OLSTEN OF WESTCHESTER, INC.
OLS HOLDINGS, INC.
OLSTEN HOME HEALTHCARE, INC.
NEW YORK HEALTHCARE SERVICES, INC.
ALL MEDICARE HOME HEALTH AGENCY, INC.
AMERICAN HOME HEALTH CARE, INC.
GOLD COAST SOUTH HOME HEALTH AGENCY, INC.
GULF COAST HOME HEALTH SERVICES CENTRAL, INC.
GULF COAST HOME HEALTH SERVICES EAST, INC.
GULF COAST HOME HEALTH SERVICES NORTH, INC.
GULF COAST HOME HEALTH SERVICES OF FLORIDA, INC.
GULF COAST HOME HEALTH SERVICES SOUTHWEST, INC.
GULF COAST HOME HEALTH SERVICES WEST, INC.
HHC MANAGEMENT, INC.
IMI SYSTEMS INC.
KIMBERLY HOME HEALTH CARE, INC.
KIMBERLY QUALITY CARE INFUSION THERAPY SERVICES, INC.
KIMBERLY SERVICES, INC.
QC-MEDI CALIFORNIA, INC.
QC MEDI-ILLINOIS, INC.
QC MEDI-LOUISIANA, INC.
QC-MEDI MASS, INC.
QC-MEDI OF MICHIGAN, INC.
QC-MEDI NEW YORK, INC.
QC MEDI-TENN, INC.
QUALITY CARE-USA, INC.
QUALITY CARE, INC.
QUALITY CARE HEALTH SERVICES, INC.
QUALITY CARE HOME HEALTH, INC.
QUALITY CARE OF CONNECTICUT, INC.
QUALITY CARE SERVICE CORP.
RAINIER HOME HEALTH CARE, INC.
SUPERIOR CARE, INC.
UHH HOME SERVICES CORPORATION
AMERICAN SERVICE BUREAU, INC.
AMERICARE, INC.
AMERICARE MEDICAL EQUIPMENT, INC.
AMERICARE PHARAMCEUTICALS, INC.
BROAD PINES DEVELOPMENT CORP.
DIRKA CO.
OLSTEN FLYING NURSES CORP.
OLSTEN MELVILLE CORP.
QUALITY MANAGED CARE, INC.

                                        EXHIBIT C
                                        ---------

                                 INCUMBENCY CERTIFICATE
                                 ----------------------

            I, William P. Costantini, DO HEREBY CERTIFY that I am the duly elected Senior Vice President of The Olsten Corporation, a Delaware corporation (the "Company"), and Senior Vice President and Assistant Secretary to each of the other co-borrowers (the "Other Co-Borrowers") signatory to that certain Third Amendment to Amended and Restated Credit Agreement dated as of December __, 1995 among the Company, the Other Co-Borrowers, The Chase Manhattan Bank, N.A. (as a Bank and as Agent) and the other Banks signatory thereto, and that the following person is now and has been a duly elected, qualified and acting officer of the Company and each of the Other Co-Borrowers holding the offices set forth opposite his name and that signature set forth opposite his name is the genuine signature of such person:

      Name                      Office                     Signature
      ----                      ------                     ---------

Laurin L. Laderoute, Jr.      Vice President and
                               Secretary of the
                               Company and each of
                               the Other Co-Borrowers  ________________

            IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of December, 1995.

                                    _________________________
                                    William P. Costantini
                                    Senior Vice President and
                                    Assistant Secretary

            I, Laurin L. Laderoute, Jr., Vice President and Secretary of the Company and each of the Other Co-Borrowers, DO HEREBY CERTIFY that William
P. Costantini is the duly elected Senior Vice President of the Company and Senior Vice President and Assistant Secretary of each of the Other Co-Borrowers and that the signature set forth immediately above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of December, 1995.

                                    _________________________
                                    Laurin L. Laderoute, Jr.
                                    Vice President and Secretary